UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 8, 2007
Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254

(Address of Principal Executive Offices)	(Zip Code)
(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 8, 2007, Capital Senior Living Corporation (the “Company”) announced its financial results for the quarter ended March 31, 2007 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1. This information being furnished under this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains, and may implicate, forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
     In the press release, the Company’s management utilized non-GAAP financial measures to describe the Company’s adjusted EBITDAR, cash earnings, cash earnings per share and other items. Adjusted EBITDAR is calculated by adding income from operations, depreciation and amortization and facility lease expense, each from the consolidated statement of operations. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for its facilities and for the Company as a whole. These measures are commonly used as an analytical indicator within the senior housing industry, and also serve as a measure of leverage capacity and debt service ability. The Company has provided this information in order to enhance investors overall understanding of the Company’s financial performance and prospects. In addition, because the Company has historically provided this type of information to the investment community, the Company believes that including this information provides consistency in its financial reporting.
     These non-GAAP financial measures should not be considered as measures of financial performance under generally accepted accounting principles, and items excluded from them are significant components in understanding and assessing financial performance. These measures should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities, earnings per share or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because these measures are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, these measures as presented may not be comparable to other similarly titled measures of other companies.
Item 9.01 Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.
     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:
           99.1 Press Release dated May 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2007	Capital Senior Living Corporation
	By:	/s/ Ralph A. Beattie
		Name:	Ralph A. Beattie
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:
     99.1 Press Release dated May 8, 2007.